UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

INSTRUCTURE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40647	84-4325548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT		84121
(Address of principal executive offices)		(Zip Code)

(800) 203-6755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2021, Instructure Holdings, Inc. (the “Company”) priced the initial public offering (“IPO”) of its common stock, $0.01 par value per share (the “Common Stock”), at an offering price of $20.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-257473), as amended (the “Registration Statement”). On July 21, 2021, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative (the “Representative”) of the several underwriters identified therein (the “Underwriters”), pursuant to which the Company agreed to offer and sell 12,500,000 shares of its Common Stock (the “Firm Shares”) at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 1,875,000 shares of Common Stock from the Company. The IPO closed and the Firm Shares were delivered on July 26, 2021.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into a Director Nomination Agreement, dated as of July 26, 2021, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The terms of this agreement is substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2021, Ossa Fisher was appointed to the Company’s board of directors. Information regarding the committees upon which Ms. Fisher is expected to serve as a director and the compensation plan in which Ms. Fisher may participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934, as amended) in the Registration Statement.

On or around July 26, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is incorporated by reference via Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 21, 2021, the Company adopted the Instructure Holdings, Inc. 2021 Omnibus Incentive Plan (the “Plan”) and the Instructure Holdings, Inc. 2021 Employee Stock Purchase Plan (“ESPP”), copies of which are incorporated by reference via Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The description and form of the Plan and ESPP are substantially the same as the descriptions and the forms set forth in and filed as exhibits to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2021, the Company’s Second Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On July 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of July 21, 2021, among Instructure Holdings, Inc. and Morgan Stanley & Co. LLC, as representative for the underwriters named therein

3.1	Second Amended and Restated Certificate of Incorporation of Instructure Holdings, Inc., filed July 23, 2021

3.2	Amended and Restated Bylaws of Instructure Holdings, Inc., effective July 21, 2021

10.1	Director Nomination Agreement, dated as of July 26, 2021, by and among the Company and the other signatories party thereto

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Instructure Holdings, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 28, 2021)

10.3	Instructure Holdings, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to Instructure Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 23, 2021)

10.4	Instructure Holdings, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3 to Instructure Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 23, 2021)

99.1	Press Release dated July 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTRUCTURE HOLDINGS, INC.

Date: July 26, 2021	By:	/s/ Matthew A. Kaminer
	Name:	Matthew A. Kaminer
	Title:	Chief Legal Officer

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